SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

RURAL/METRO CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-22056	86-0746929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8401 East Indian School Road Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

(480) 606-3886

(Registrant’s telephone number, including area code)

Item 12.	Results of Operations and Financial Condition

On October 14, 2003, Rural/Metro Corporation, a Delaware corporation (the “Company”), issued a press release announcing the filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2003, including its financial results for fiscal 2003. The Company also filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2003.

A copy of the release is filed herewith as Exhibit 99.1.

The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date:	October 14, 2003	By:	/s/ JOHN S. BANAS III

John S. Banas III
Senior Vice President

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Rural/Metro Corporation, dated October 14, 2003